OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Dec. 31, 2017	Dec. 31, 2016
Securities designated as FVTPL	$174	$37
Derivative assets	48	12
Securities designated as AFS	150	168
Restricted cash	153	104
Inventory	216	10
Other	157	169
Total other non-current assets	$898	$500

Securities designated as FVTPL

In the first quarter of 2017, the partnership made an investment of $135 million in convertible preferred units of a U.S. hospitality company. The preferred units earn a cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership receives distributions payable in additional convertible preferred units of the U.S. hospitality operating company at 5.0% per annum compounding quarterly. The carrying value of these convertible preferred units was $147 million as of December 31, 2017.

Securities designated as AFS

Securities designated as AFS represent the partnership’s retained equity interests in 1625 Eye Street in Washington, D.C., Heritage Plaza in Houston, and Aldgate Tower in London, all of which are property holding companies and in which it retained a non-controlling interest following disposition of these properties to third parties. The partnership continues to manage these properties on behalf of the acquirer but does not exercise significant influence over the relevant activities of the properties. Included in securities designated as AFS are $103 million (December 31, 2016 - $106 million) of securities pledged as security for a loan payable to the issuer in the amount of $93 million (December 31, 2016 - $93 million) recognized in other non-current liabilities.